UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 12, 2014
VGambling, Inc.
(Exact name of registrant as specified in its charter)
Nevada	333-156302	26-3062752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Hodges Bay, Hodges Bay Road, St. Johns, Antigua and Barbuda
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		905-580-2978
DK SINOPHARMA, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Item 8.01 Other Items

On July 18, 2014, our board of directors approved a change of name of our company to VGambling Inc.  On June 29, 2014, a majority of our stockholders also approved the change of name.

A Certificate of Amendment to effect the change of name was filed with the Nevada Secretary of State on August 7, 2014, with an effective date of August 12, 2014.

The name change has been reviewed by the Financial Industry Regulatory Authority (FINRA) and has been approved for filing with an effective date of August 14, 2014.

The name change will become effective with the Over-the-Counter Bulletin Board at the opening of trading on August 14, 2014 under the symbol under the symbol "GMBL".  Our new CUSIP number is 91822W 104.

Item 9.01 Financial Statements and Exhibits

3.1	Certificate of Amendment filed with the Nevada Secretary of State on August 7, 2014 with an effective date of August 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VGambling, Inc.
/s/ Grant Johnson
Grant Johnson
President and Director

Date:	August 15, 2014